Commitments and contingencies	12 Months Ended
Mar. 31, 2015
Commitments and contingencies
Commitments and contingencies

13. Commitments and contingencies

The Group leases office space from third parties, total rent expense incurred under operating leases is the following:

For the Years ended March 31,
2015	2014	2013
$21,565	$17,523	$14,309

Minimal lease payments under non-cancellable operating lease contracts are expected to be as follows:

Minimal lease payments
For the year ended March 31, 2016	21,835
For the year ended March 31, 2017	19,582
For the year ended March 31, 2018	16,806
For the year ended March 31, 2019	12,062
For the year ended March 31, 2020	10,286

Total	$80,571

Legal proceedings

In the ordinary course of business, the Group may be party to various legal and tax proceedings, and subject to claims, certain of which relate to the developing markets and evolving fiscal and regulatory environments in which the Group operates. In the opinion of management, the Group's liability, if any, in all pending litigation, other legal proceedings or other matters will not have a material effect upon the financial condition, results of operations or liquidity of the Group.

Operating environment of the Group

A significant portion of the Group's business operations relate to the Central and Eastern Europe ("CEE") countries. CEE includes Poland, Romania, Russia and Ukraine. CEE countries continue economic reforms and development of their legal, tax and regulatory frameworks as required by a market economy. The future stability of the CEE countries' economies is largely dependent upon these reforms and developments and the effectiveness of economic, financial and monetary measures undertaken by the governments.

The global financial crisis has resulted in a decline in the gross domestic product, capital markets instability, significant deterioration of liquidity in the banking sector, and tighter credit conditions within CEE countries. While the CEE governments have introduced a range of stabilization measures aimed at providing liquidity to banks and companies, there continues to be uncertainty regarding the access to capital and cost of capital for the Group and its counterparties, which could affect the Group's financial position, results of operations and business prospects.

During year ended March 31, 2015, international rating agencies revised their outlook of Russia's sovereign credit rating in local and foreign currency from stable to negative status following the political instability in Ukraine and heightened geopolitical risk and the prospect of U.S. and EU economic sanctions following Russia's incorporation of Crimea, which may reduce the flow of potential investment, trigger rising capital outflows and other negative economic effects.

On January 26, 2015, the global credit ratings agency Standard & Poor's (S&P) S&P lowered its long-and short-term foreign currency sovereign credit ratings on the Russian Federation to non-investment grade BB+ from investment grade BBB–. The outlook for long-term ratings is considered negative. On February 20, 2015, Moody's Investors Service downgraded Russia's sovereign debt rating to Ba1/Not Prime from Baa3/Prime-3. The rating outlook is negative. Further falls in the oil price or deterioration of the geopolitical situation may lead to further depreciation of the ruble and may lead to Russian sovereign credit rating being downgraded by other credit agencies.

Between April 1, 2014 and March 31, 2015, the Russian Ruble devaluated to US dollar by 64%. Furthermore, between April 1, 2014 and March 31, 2015, the Ukrainian Hryvnia devalued to US dollar by 113% and the National Bank of Ukraine imposed certain restrictions on purchase of foreign currencies at the inter-bank market. These and any further possible negative developments in Ukraine could adversely impact results and financial position of the Group in a manner not currently determinable.

While management is monitoring these developments in the current environment and believes it is taking appropriate measures to support the sustainability of the Group's business in the current circumstances, unexpected further deterioration in the areas described above could negatively affect the Group's results and financial position in a manner not currently determinable.

Taxation

Russian, Ukrainian, Romanian and Polish taxes, currency and customs legislation is subject to varying interpretations, and changes, which can occur frequently. Management's interpretation of such legislation as applied to the transactions and activity of the Group may be challenged by the relevant authorities. Recent events especially within the Russian Federation, suggest that the tax authorities are taking a more assertive position in its interpretation of the legislation and assessments and as a result, it is possible that transactions and activities that have not been challenged in the past may be challenged. As such, significant additional taxes, penalties and interest may be assessed. It is not practical to determine the amount of unasserted claims that may manifest, if any, or the likelihood of any unfavourable outcome. Fiscal periods remain open to review by the authorities in respect of taxes for three calendar years preceding the year of audit. Under certain circumstances audits may cover longer periods. However, the tax regime in Russia has become even less predictable following recent cases.

The Russian transfer pricing legislation, which came into force on January 1, 2012, allows the Russian tax authority to apply transfer pricing adjustments and impose additional profits tax liabilities in respect of all "controlled" transactions if the transaction price differs from the market level of prices. The list of "controlled" transactions includes transactions performed with related parties and certain types of cross-border transactions. For domestic transactions the transfer pricing rules apply only if the amount of all transactions with the related party exceeds RUR 1 billion in 2014. In cases where a domestic transaction resulted in an accrual of additional tax liabilities for one party, another party could correspondingly adjust its profit tax liabilities according to a special notification issued by the authorized body in due course.

The current Russian transfer pricing rules have considerably increased the compliance burden for the taxpayers compared to the transfer pricing rules that were in effect before 2012 due to, inter alia, shifting the burden of proof from the Russian tax authorities to the taxpayers. These rules are applicable not only to the transactions taking place in 2012 but also to the prior transactions with related parties if related income and expenses were recognized in 2012. Special transfer pricing rules apply to transactions with securities and derivatives.

In 2013 the Group determined its tax liabilities arising from "controlled" transactions using actual transaction prices. Due to the uncertainty and absence of current practice of application of the current Russian transfer pricing legislation the Russian tax authorities may challenge the level of prices applied by the Group under the "controlled" transactions and accrue additional tax liabilities unless the Group is able to demonstrate the use of market prices with respect to the "controlled" transactions, and that there has been proper reporting to the Russian tax authorities, supported by appropriate available transfer pricing documentation.

The Group reports results of operations based on its determination of the amount of taxes owed in the various jurisdictions in which it operates. The Group has certain intercompany arrangements among its subsidiaries in relation to various aspects of business, including R&D, marketing and sales functions. The tax authorities in the jurisdictions where Group operates may audit tax returns, may disagree with the position taken in those returns and try to increase the taxable base in its jurisdiction applying transfer pricing, tax residency or other tax concepts. An adverse outcome resulting from any settlement or future examination of the Group's tax returns may result in additional tax liabilities and may adversely affect the Group's effective tax rate.

In addition, the use of the independent contractors in Ukraine may also expose the Group to additional tax risks in manner not currently determinable.

On January 1, 2015, the Federal law No. 376-FZ (as amended with Federal Law No. 85-FZ dated April 6, 2015 and Federal Law No. 150-FZ dated June 8, 2015) became effective in Russia introducing the so-called "de-offshorization" legislation designed to combat tax avoidance and ensure transparency of transactions for tax purposes. Namely, the law introduces (i) the CFC rules ("CFC Rules"), according to which in certain circumstances undistributed profits of foreign legal entities and "structures" (such as trusts, funds or partnerships) domiciled in certain jurisdictions, which are owned or controlled by Russian tax residents (legal entities or individuals) shall be subject to taxation in Russia; (ii) the concept of tax residency for legal entities, under which a foreign legal entity could be subjected to Russian tax residency; (iii) taxation of income from sale of a participation interest in "property-reach" companies; and (iv) beneficial ownership concept in order to clarify the definition of the "beneficial owner" for international taxation purposes, into the Russian Tax Code. Under CFC rules retained profits of foreign companies and non-corporate structures controlled by Russian tax residents (companies and individuals) may be subject to Russian taxation. Russian taxpayers (controlling parties) must inform the tax authorities of the foreign companies controlled by them, while the tax authorities may impose additional tax liabilities to the taxpayers failing to include retained profit of the foreign controlled companies in their taxable base, where necessary.

Further, the draft law introducing a concept of "anti-abuse" to the Russian Tax Code passed its first reading in the lower chamber of the Russian parliament on May 15, 2015. The draft law defines "abuse" as carrying out activities and transactions or actions (failure to act) with the main purpose to avoid entirely or partially tax liabilities or obtaining a tax refund (credit). No assurance can be currently given as to the exact nature of these amendments, their potential interpretation by tax authorities and the possible impact on us. We cannot rule out the possibility that, as a result of the introduction of changes to the Russian tax legislation.

As of March 31, 2015, management believes that its interpretation of the relevant legislation is appropriate and that the Group's tax positions will be sustained. However, due to the above reasons, it is at least reasonably possible that relevant governmental authorities in CEE countries may attempt to assess additional income and non-income taxes, against the Group or certain of its Subsidiaries. The extent of potential assessments and the ultimate success thereof are not currently estimable. Management will vigorously defend its positions if such claims are assessed.

The Group's operations and financial position will continue to be affected by CEE countries' political developments, including the application and interpretation of existing and future legislation and tax regulations in CEE countries. Such possible occurrences and their effect could have a severe impact on the Group's operations or its financial position.

Accrued Warranty and Indemnification

The Group offers a basic labor warranty on its services. The basic warranty period for hardware products is typically one year from the date of acceptance of works by the customer. The Group provides currently for the estimated cost that may be incurred under its basic limited warranties at the time related revenue is recognized. Factors considered in determining appropriate accruals for product warranty obligations include the nature of services provided, historical and projected warranty claim rates, historical and projected cost-per-claim and knowledge of specific product failures that are outside of the Group's typical experience. The Group assesses the adequacy of its pre-existing warranty liabilities and adjusts the amounts as necessary based on actual experience and changes in future estimates.

In the normal course of business, the Group is a party to a variety of agreements under which it may be obligated to indemnify the other party for certain matters. These obligations typically arise in contracts where the Group customarily agrees to hold the other party harmless against losses arising from a breach of representations or covenants for certain matters such as title to assets and intellectual property rights associated with certain arrangements. The duration of these indemnifications varies, and in certain cases, is indefinite.